Taxes Payable (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Taxes Payable
Withholding individual income taxes for employees	¥ 12,941		¥ 7,844
VAT payable	16,519		13,920
EIT payable	20,599		6,913
Withholding income tax payable	12,302		5,510
Others	5,495		4,318
Taxes Payable, Current, Total	¥ 67,856	$ 9,747	¥ 38,505